Exhibit 99(s)

Power of Attorney

I, Virginia G. Breen, the undersigned Director of A&Q Multi-Strategy Fund (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	Virginia G. Breen
	Name:	Virginia G. Breen
	Title:	Director

Dated as of May 21, 2015

Power of Attorney

I, Meyer Feldberg, the undersigned Director of A&Q Multi-Strategy Fund (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	Meyer Feldberg
	Name:	Meyer Feldberg
	Title:	Director

Dated as of May 21, 2015

Power of Attorney

I, George W. Gowen, the undersigned Director of A&Q Multi-Strategy Fund (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	George W. Gowen
	Name:	George W. Gowen
	Title:	Director

Dated as of May 21, 2015
Power of Attorney

I, Stephen H. Penman, the undersigned Director of A&Q Multi-Strategy Fund (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	Stephen H. Penman
	Name:	Stephen H. Penman
	Title:	Director

Dated as of May 27, 2015